UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 28, 2005


                                AUTEO MEDIA, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Nevada                        0-27229                 88-0409163
____________________________     ________________________    ___________________
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


       101 - 4181 Norfolk Avenue
          Burnaby, BC, Canada                                          V6C 3A6
________________________________________                              __________
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (604) 780-6025


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 28, 2005, the Registrant entered into a Share Exchange Agreement (the "Exchange Agreement") with WorldStar Energy Corp., a private company incorporated in British Colombia, Canada ("WorldStar") and WorldStar's shareholders (the "Shareholders"), pursuant to which the parties agreed that the Registrant will acquire all of the issued and outstanding shares of stock of WorldStar in exchange for the issuance in the aggregate of 30,000,000 of the Registrant's shares of common stock (the "Shares") to the Shareholders.

         Consummation of the transactions contemplated by the Exchange Agreement is subject to closing conditions, including, among other things, the filing with the Securities Exchange Commission of the Registrant's Information Statement on Schedule 14f-1, and the mailing of such Information Statement to its shareholders, or other compliance with the Securities Exchange Act of 1934

         The description of the transactions contemplated by the Exchange Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibit filed herewith and incorporated by this reference.

OVERVIEW

         The Registrant is currently a public "shell" company with nominal assets whose sole business has been to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which the Registrant would acquire a target company with an operating business with the intent of continuing the acquired company's business as a publicly held entity.

         WorldStar's 80% owned subsidiary is PT MulbaStar International ("MubaStar", an Indonesian company which intends to develop a menthol energy joint venture project in Indonesia. MubaStar is required to provide the construction financing and other project financing.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.         Description

2.1                 Share Exchange Agreement, dated January 28, 2005


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 3, 2005                AUTEO MEDIA, INC.





                                       By: /s/ MICHAEL W. KINLEY
                                           ____________________________________
                                               Michael W. Kinley
                                               Chairman, President and Director









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                                  EXHIBIT INDEX


2.1      Share Exchange AGreement, dated January 28, 2005









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